UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2021

SunPower Corporation
(Exact name of registrant as specified in its charter)

001-34166
(Commission File Number)

Delaware	94-3008969
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

51 Rio Robles, San Jose, California 95134
(Address of principal executive offices, with zip code)

(408) 240-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.001 par value per share	SPWR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On October 4, 2021, SunPower Corporation (the “Company”) acquired all of the issued and outstanding membership interests (the “Blue Raven Interests”) of Blue Raven Solar Holdings, LLC, a Delaware limited liability company (“Blue Raven”), and thirty-five percent (35%) of the issued and outstanding membership interests in Albatross Software LLC, a Delaware limited liability company (“Albatross”) (such interests, the “Albatross Interests” and together with the Blue Raven Interests, the “Interests”) pursuant to that certain Securities Purchase Agreement, dated as of October 4, 2021 (the “Purchase Agreement”), by and among the Company, Falcon Acquisition HoldCo, Inc., a Delaware corporation and wholly owned subsidiary of the Company (together with its successors, “AcquisitionCo,” and collectively with the Company, “Purchaser”), Peterson Partners VII, L.P., a Delaware limited partnership, Jenny Lynn Lee, as Trustee of The Keyhole Canyon Trust, dated July 28, 2021, Michael R. Cahill, as Trustee of The Skein Trust, dated July 13, 2021, Michael R. Cahill, as Trustee of The Gosling Trust, dated July 13, 2021, Jeffrey Lee, Benjamin Peterson (“Peterson”) and Michael Rands (“Rands” and collectively, “Principal Sellers”), The Church of Jesus Christ of Latter-day Saints, a Utah corporation sole (the “Charitable Seller,” and collectively with Principal Sellers, “Sellers”), and Peterson Partners VII, L.P., a Delaware limited partnership, solely in its capacity as Sellers’ representative (“Seller Representative”).

Consideration

Pursuant to the Purchase Agreement, the Company agreed to pay to the Sellers up to $145 million in initial cash consideration, which amount is subject to a customary working capital adjustment. The Purchase Agreement also provides that the Company will make certain cash payments to Blue Raven employees and service providers, which are included in the aggregate purchase price, in accordance with retention agreements entered into between such individuals and Blue Raven. Additionally, Peterson and Rands have agreed to defer portions of the amounts to be paid to them at closing, which amounts shall be paid on the 18-month anniversary of the closing, subject to certain conditions, including that each of Peterson and Rands continue to be employed by Blue Raven on the 18-month anniversary of the closing.

The Company has also agreed to make an additional cash payment of up to $20 million (the “Contingent Payment”) based on Blue Raven’s revenue for the period beginning on September 13, 2021 and ending June 19, 2022. The Contingent Payment will increase linearly from $0 up to a maximum of $20 million upon Blue Raven’s achievement of a minimum of 75% of the aggregate revenue amounts agreed to among the parties.

Representations, Warranties and Covenants

The Purchase Agreement contains customary representations, warranties and covenants from each of Purchaser and Sellers relating to Blue Raven, Albatross and matters related to the sale of the Interests. The Company has obtained a representation and warranty insurance policy to insure against certain losses arising from breaches of, or inaccuracies in, the representations and warranties of the Sellers. The policy is subject to a retention amount, exclusions, policy limits and certain other terms and conditions.

The Purchase Agreement contains representations and warranties that Purchaser and Sellers made to and solely for the benefit of each other. These representations and warranties are subject to materiality standards which may differ from what may be viewed as material by investors and shareholders, and, in certain cases, were used for the purpose of allocating risk among the parties rather than establishing matters as facts. The assertions embodied in those representations and warranties are qualified by information in disclosure schedules to the Purchase Agreement, which contain information that modifies and creates exceptions to the representations and warranties in the Purchase Agreement.

Other Agreements

Additional agreements were entered into simultaneously with the Purchase Agreement, including an Amended and Restated Software License and Services Agreement, dated October 4, 2021, by and between Albatross and Blue Raven (the “License Agreement”), pursuant to which Albatross has granted Blue Raven an exclusive, worldwide, perpetual, royalty-free, irrevocable, non-transferable (except as permitted by the License Agreement) license for Albatross’s customer relationship management software platform. The License Agreement contains customary representations, warranties and covenants from each of Albatross and Blue Raven. The License Agreement is terminable by either party, provided, however, that the license granted to Blue Raven shall survive termination of the License Agreement.

Item 2.02	Results of Operations and Financial Condition.

On October 5, 2021, the Company posted an investor presentation relating to the Blue Raven acquisition on the Investors section of its website. The investor presentation, a copy of which is furnished as Exhibit 99.1 hereto, includes updates to the Company’s financial guidance for its third quarter ended October 3, 2021.

Item 7.01	Regulation FD Disclosure

On October 5, 2021, the Company issued a press release announcing the closing of the transactions contemplated under the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

Information in Item 2.02, Item 7.01, and Item 9.01 of this Current Report on Form 8-K and Exhibit 99.1 hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

The above information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the Company’s plans and expectations for the impacts of its acquisition of Blue Raven on its business and financial results, and its financial guidance. These forward-looking statements are based on the Company’s current assumptions, expectations, and beliefs and involve substantial risks and uncertainties that may cause results, performance or achievement to materially differ from those expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include but are not limited to: (1) challenges managing our acquisitions, joint ventures and partnerships, including our ability to successfully manage acquired assets and supplier relationships and integrate Blue Raven into our organization; (2) regulatory changes and the availability of economic incentives promoting use of solar energy; and (3) changes in public policy, including the imposition and applicability of tariffs. A detailed discussion of these factors and other risks that affect the Company’s business is included in filings the Company makes with the Securities and Exchange Commission (the “SEC”) from time to time, including the Company’s most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or on the SEC Filings section of the Company’s Investor Relations website at investors.sunpower.com. All forward-looking statements in this Current Report on Form 8-K are based on information currently available to the Company, and the Company assumes no obligation to update these forward-looking statements in light of new information or future events.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Investor Presentation, dated October 5, 2021
99.2	Press Release, dated October 5, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

October 5, 2021	By:	/S/ MANAVENDRA S. SIAL
	Name:	Manavendra S. Sial
	Title:	Executive Vice President and Chief Financial Officer